FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2011

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 828-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Charles M. Lillis has retired from the Board of Directors effective as of July 26, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on July 26, 2011 in Edina, Minnesota. At that meeting, the Company’s stockholders voted on the matters set forth below.

Election of Directors

The Company’s stockholders elected for one-year terms the eleven persons nominated for election as directors as set forth in the Company’s proxy statement dated June 13, 2011. The following table sets forth the vote of the stockholders at the meeting with respect to the election of directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Donald R. Chappel	124,811,798	2,768,293	4,234,764	37,028,477
Irwin S. Cohen	124,546,845	3,031,746	4,236,264	37,028,477
Ronald E. Daly	124,526,401	3,045,642	4,242,812	37,028,477
Susan E. Engel	123,148,654	4,422,784	4,243,417	37,028,477
Philip L. Francis	122,429,137	5,138,874	4,246,844	37,028,477
Edwin C. Gage	122,787,783	4,718,656	4,308,416	37,028,477
Craig R. Herkert	128,029,868	3,091,484	693,503	37,028,477
Steven S. Rogers	124,182,319	3,341,727	4,290,809	37,028,477
Matthew E. Rubel	123,484,557	4,077,428	4,252,870	37,028,477
Wayne C. Sales	126,621,191	4,551,456	642,208	37,028,477
Kathi P. Seifert	124,595,984	2,973,297	4,245,574	37,028,477

Company Proposals

Ratification of Independent Registered Public Accountants. The Company’s stockholders voted upon and approved the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accountants for the fiscal year ending February 25, 2012. The votes on this proposal were as follows:

For	Against	Abstain
164,905,569	3,218,711	719,052

There were no broker non-votes with respect to this proposal.

Advisory Vote on Executive Compensation. The Company’s stockholders voted upon and approved the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement dated June 13, 2011. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
123,293,754	5,621,039	2,900,062	37,028,477

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation. The Company’s stockholders voted upon and approved an annual advisory vote on executive compensation. Although the vote was non-binding, the Company plans to hold an annual advisory vote on executive compensation. The votes on this proposal were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
121,403,634	545,787	7,514,759	2,350,675	37,028,477

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2011

SUPERVALU INC.

By:	/s/ Todd N. Sheldon
Todd N. Sheldon
Senior Vice President, General Counsel and Corporate Secretary
(Authorized Officer of Registrant)